Contingencies	9 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies

Note 10. Contingencies

Claims Related to Company Equity

On March 4, 2013, five current or former minority shareholders (two of whom were former directors) of the Company filed two lawsuits against the Company in an Israeli central district court. The lawsuits demand that the Company amend its capitalization table such that certain share issuances prior to the Stratasys-Objet merger to certain of Objet’s shareholders named as defendants would be cancelled, with a consequent issuance of additional shares to the plaintiffs to account for the subsequent dilution to which they have been subject. The lawsuits also name as defendants Elchanan Jaglom, Chairman of the Company’s board of directors, in one of the lawsuits, Ilan Levin, the Company’s Chief Executive Officer and director, various shareholders of the Company who were also shareholders of Objet, and David Reis, a director.

The lawsuits allege in particular that a series of investments in Objet during 2002 and 2007 was effected at a price per share that was below fair market value, thereby illegally diluting those shareholders that did not participate in the investments. The plaintiffs also allege that a portion of the amount invested in those transactions was actually invested by an investor who was already a shareholder of Objet and allegedly acting in concert with Mr. Jaglom, and that the interest of these two shareholders in these transactions was not properly disclosed to the minority shareholders at the time. The lawsuits furthermore claim that the Company effectively engaged in backdating the issuance of certain shares, in that shares that Objet reported as having been issued in 2006 and 2007 were actually issued at a subsequent date—as late as 2009. The Company filed its statements of defense in May 2013 denying the plaintiffs’ claims. The court has dismissed the lawsuit of one of the former directors due to lack of cause. The suits are currently at the stage of pre-trial hearings.

Securities Law Class Actions

On February 5, 2015, a lawsuit styled as a class action was commenced in the United States District Court for the District of Minnesota, naming the Company and certain of the Company’s officers as defendants. Similar actions were filed on February 9 and 20, 2015 in the Southern District of New York and the Eastern District of New York, respectively. The lawsuits allege violations of the Securities Exchange Act of 1934 in connection with allegedly false and misleading statements concerning the Company’s business and prospects. The plaintiffs seek damages and awards of reasonable costs and expenses, including attorneys’ fees.

On April 15, 2015, the cases were consolidated for all purposes, and on April 24, 2015, the Court entered an order appointing lead plaintiffs and approving their selection of lead counsel for the putative class. On July 1, 2015, lead plaintiffs filed their consolidated complaint. On August 31, 2015, the defendants moved to dismiss the consolidated complaint for failure to state a claim. The Court heard the motion on December 11, 2015. On June 30, 2016, the Court granted defendants’ motion to dismiss with prejudice and entered judgment in favor of defendants. On July 29, 2016, lead plaintiffs filed a notice of appeal to the United States Court of Appeals for the Eighth Circuit from the Court’s judgment. On September 22, 2016, lead plaintiffs filed the opening initial brief on appeal. On October 24, 2016, defendants filed their answering brief to appeal.

The Company is a party to various other legal proceedings, the outcome of which, in the opinion of management, will not have a material adverse effect on the financial position, results of operations or cash flows of the Company.